UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 13, 2012

KILROY REALTY CORPORATION

KILROY REALTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Kilroy Realty Corporation) Delaware (Kilroy Realty, L.P.)	001-12675 (Kilroy Realty Corporation) 000-54005 (Kilroy Realty, L.P.)	95-4598246 (Kilroy Realty Corporation) 95-4612685 (Kilroy Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California		90064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 481-8400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03	MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS

Kilroy Realty Corporation

On August 14, 2012, Kilroy Realty Corporation, or the Company, filed with the State Department of Assessments and Taxation of Maryland Articles Supplementary, which the Company refers to as the Articles Supplementary, to its Articles of Restatement, as amended and supplemented, classifying and designating 4,000,000 shares of its authorized capital stock as shares of 6.375% Series H Cumulative Redeemable Preferred Stock, or the Series H Preferred Stock. As set forth in the Articles Supplementary, the Series H Preferred Stock ranks, with respect to dividend rights and rights upon the Company’s liquidation, dissolution or winding-up, senior to the Company’s common stock, par value $0.01 per share, or the Common Stock, and on parity with its 6.875% Series G Cumulative Redeemable Preferred Stock and any future class or series of its capital stock expressly designated as ranking on parity with the Series H Preferred Stock. The Series H Preferred Stock also ranks, with respect to dividend rights and rights upon the Company’s liquidation, dissolution or winding-up, on parity with the Company’s 7.45% Series A Cumulative Redeemable Preferred Stock, or the Series A Preferred Stock; however, shares of Series A Preferred Stock are only issuable in exchange for outstanding Series A Cumulative Redeemable Preferred Units of the Company’s operating partnership, Kilroy Realty, L.P., or the Operating Partnership, all of such outstanding Series A Cumulative Redeemable Preferred Units were redeemed on August 15, 2012, and the Company intends to reclassify all of its Series A Preferred Stock as authorized but unissued and unclassified shares of preferred stock. Dividends on the Series H Preferred Stock will be paid quarterly in arrears on the 15th day of each February, May, August and November, commencing November 15, 2012 at a rate of 6.375% annually of the stated liquidation preference of $25.00 per share, which is equivalent to $1.59375 per share on an annualized basis. Dividends will accrue and be cumulative from and including August 15, 2012, the date of original issuance.

If the Company is liquidated, dissolved or wound up, holders of shares of the Series H Preferred Stock will be entitled to receive a liquidation preference of $25.00 per share, plus any accrued and unpaid dividends, up to but excluding the date of payment, before any payments are made to the holders of the Company’s Common Stock or other shares ranking junior to the Series H Preferred Stock as to liquidation rights, none of which exist on the date hereof. The rights of the holders of shares of the Series H Preferred Stock to receive their liquidation preference will be subject to the proportionate rights of each other series or class of the Company’s capital stock ranking on parity with the Series H Preferred Stock as to liquidation.

The Series H Preferred Stock will not be redeemable before August 15, 2017, except under circumstances intended to preserve the Company’s status as a real estate investment trust for federal and/or state income tax purposes and except as described below upon the occurrence of a Change of Control (as defined in this Articles Supplementary). On and after August 15, 2017, the Company may, at its option, redeem any or all of the shares of the Series H Preferred Stock at $25.00 per share plus, subject to exceptions, any accrued and unpaid dividends to but excluding the date fixed for redemption. In addition, upon the occurrence of a Change of Control, the Company may, at its option, redeem any or all of the shares of Series H Preferred Stock, within 120 days after the first date on which such Change of Control occurred, at $25.00 per share plus, subject to exceptions, any accrued and unpaid dividends to but excluding the date fixed for redemption. The shares of Series H Preferred Stock have no stated maturity, are not subject to any sinking fund or mandatory redemption and will remain outstanding indefinitely unless the Company redeems or otherwise repurchases them or they become convertible and are converted as described in Articles Supplementary.

Upon the occurrence of a Change of Control, each holder of Series H Preferred Stock will have the right (unless, prior to the Change of Control Conversion Date (as defined in the Articles Supplementary), the Company has provided or provide notice of its election to redeem some or all of the shares of Series H Preferred Stock held by such holder as described in the Articles Supplementary, in which case such holder will have the right only with respect to shares of Series H Preferred Stock that are not called for redemption) to convert some or all of the Series H Preferred Stock held by such holder into shares of the Company’s Common Stock on the Change of Control Conversion Date, all on the terms and subject to the conditions described in the Articles Supplementary, and subject to a Share Cap (as defined in the Articles Supplementary) and to provisions for the receipt, under specified circumstances, of alternative consideration as described in the Articles Supplementary.

The foregoing description of the Articles Supplementary is a summary and, as such, does not purport to be complete and is qualified in its entirety by reference to the Articles Supplementary, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A specimen certificate for the Series H Preferred Stock is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Kilroy Realty, L.P.

Effective August 15, 2012, the Company, as the sole general partner of the Operating Partnership, executed the Seventh Amended and Restated Agreement of Limited Partnership of the Operating Partnership, creating the 6.375% Series H Cumulative Redeemable Preferred Units, or the Series H Preferred Units, that generally mirror the rights and preferences of the Series H Preferred Stock described above. At the closing, the Company contributed the net proceeds of the Series H Preferred Stock offering, described under Item 8.01 below, to the Operating Partnership in exchange for 4,000,000 Series H Preferred Units. If shares of Series H Preferred Stock are converted into shares of the Company’s Common Stock, the Operating Partnership will convert an equal number of Series H Preferred Units into units of common partnership interest in the Operating Partnership, and if shares of Series H Preferred Stock are converted into consideration other than shares of the Company’s Common Stock, the Operating Partnership will retire an equal number of Series H Preferred Units. A complete description of the Series H Preferred Units is contained in the Seventh Amended and Restated Agreement of Limited Partnership of the Operating Partnership filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Kilroy Realty Corporation

On August 14, 2012, the Company filed the Articles Supplementary with the State Department of Assessments and Taxation of Maryland designating the powers, preferences and privileges of the Series H Preferred Stock. The Articles Supplementary were effective upon filing. The information about the Articles Supplementary under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Kilroy Realty, L.P.

Effective August 15, 2012, the Company, as the sole general partner of the Operating Partnership, executed the Seventh Amended and Restated Agreement of Limited Partnership of the Operating Partnership creating the powers, preferences and privileges of the Series H Preferred Units. The information about the Seventh Amended and Restated Agreement of Limited Partnership of the Operating Partnership under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 8.01	OTHER EVENTS

On August 13, 2012, the Company completed an underwritten public offering of 5,750,000 shares of its Common Stock. The shares were issued and sold by the Company at a price to the public of $46.10 per share pursuant to an underwriting agreement dated as of August 8, 2012, by and among the Company, the Operating Partnership, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein. The shares sold in the offering included 750,000 shares issued and sold pursuant to the exercise in full of the underwriters’ option to purchase additional shares of the Company’s Common Stock pursuant to the terms of the underwriting agreement.

On August 15, 2012, the Company completed an underwritten public offering of 4,000,000 shares of its Series H Preferred Stock. The shares were issued and sold by the Company at a price to the public of $25.00 per share, pursuant to an underwriting agreement dated as of August 6, 2012, by and among the Company, the Operating Partnership and Wells Fargo Securities, LLC, Barclays Capital Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

3.1	*	Articles Supplementary designating Kilroy Realty Corporation’s 6.375% Series H Cumulative Redeemable Preferred Stock.

3.2	*	Seventh Amended and Restated Agreement of Limited Partnership of Kilroy Realty, L.P., dated August 15, 2012.

4.1		Specimen Certificate for the Series H Preferred Stock (incorporated by reference to Exhibit 4.1 to Kilroy Realty Corporation’s Form 8-A as filed with the Securities Exchange Commission on August 10, 2012).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION

By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President, Chief Accounting Officer and Controller

Date: August 17, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY, L.P.

By:	KILROY REALTY CORPORATION,
Its general partner

By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President, Chief Accounting Officer and Controller

Date: August 17, 2012

EXHIBIT INDEX

Exhibit Number		Description

3.1	*	Articles Supplementary designating Kilroy Realty Corporation’s 6.375% Series H Cumulative Redeemable Preferred Stock.

3.2	*	Seventh Amended and Restated Agreement of Limited Partnership of Kilroy Realty, L.P., dated August 15, 2012.

4.1		Specimen Certificate for the Series H Preferred Stock (incorporated by reference to Exhibit 4.1 to Kilroy Realty Corporation’s Form 8-A as filed with the Securities Exchange Commission on August 10, 2012).

*	Filed herewith.